Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, J. Michael Myers, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Saga Energy, Inc. on Form 10-K for the annual period ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Saga Energy, Inc.

By: /s/ J. Michael Myers
J. Michael Myers
Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)

June 22, 2015